Exhibit 32(b)
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the filing of this quarterly report on Form 10-Q of Alpha Natural Resources, Inc. (the “Company”) for the period ended September 30, 2005, with the Securities and Exchange Commission on the date hereof (the “Report”), I, David C. Stuebe, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
          1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
     The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

/s/ David C. Stuebe

David C. Stuebe
Vice President and Chief Financial Officer
(Principal Financial Officer)
Date: November 14, 2005
     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.